Income Taxes	12 Months Ended
Dec. 31, 2017
Income Taxes [Line Items]
Income Taxes
Income Taxes
On December 22, 2017, tax reform legislation (“the Act”) received its final required approval. The Act includes a broad range of tax reform proposals affecting businesses, including corporate tax rates, business deductions, and international tax provisions. Many of these provisions significantly differ from current US tax law, resulting in financial reporting implications. Some of the changes include, but are not limited to, a corporate tax rate decrease from 35% to 21% effective for tax years beginning after December 31, 2017, immediate expensing of certain depreciable assets acquired and placed in service after September 27, 2017, and uncertainties around the tax accounting for debt instrument income under IRC Section 451.
Subsequent to the enactment of the Act, the Securities and Exchange Commission issued Staff Accounting Bulletin No. 118 ("SAB 118"), which provides guidance on accounting for the tax effects of the Tax Act.  SAB 118 provides a measurement period that should not extend beyond one year from the Tax Act enactment date for companies to complete the accounting under ASC 740, Income Taxes ("ASC 740").  In accordance with SAB 118, a company must reflect the income tax effects of those aspects of the Act for which the accounting under ASC 740 is complete.  To the extent that a company’s accounting for certain income tax effects of the Tax Act is incomplete but it is able to determine a reasonable estimate, it must record a provisional estimate in the financial statements.  If a company cannot determine a provisional estimate to be included in the financial statements, it should continue to apply ASC 740 on the basis of the provisions of the tax laws that were in effect immediately before the enactment of the Tax Act.
Since the Tax Act was passed late in the fourth quarter of 2017, and ongoing Treasury guidance and accounting interpretation are expected over the next 12 months, we consider the accounting of the current period net operating loss carryforwards, net servicing rights and immediate expensing of certain depreciable assets acquired and placed in service after September 27, 2017 to be the most significant provisional items.  Upon further guidance from Treasury and the IRS around certain computations within deferred taxes, we will update our ongoing analysis of final year-end data and tax positions. We expect to complete our analysis within the measurement period in accordance with SAB 118.
The components of income tax are as follows (in thousands):

	Year Ended December 31,
	2017	2016	2015
Current:
Federal	$—	$—	$—
State	—	—	—
Foreign	—	124	(5)
Total Current Income Tax (Benefit)	—	124	(5)
Deferred:
Federal	(579)	394	320
State	37	28	25
Foreign	34	—	—
Total Deferred Income Tax	(508)	422	345
Total Income Tax	$(508)	$546	$340

The income tax expense (benefit) differed from the amount computed by applying the U.S. federal income tax rate of 34% to pretax loss as a result of the following:

	Year Ended December 31,
	2017	2016	2015
Federal tax at statutory rate	34%	34%	34%
State tax at statutory rate (net of federal benefit)	7%	7%	12%
Change to Uncertain Tax Position	—%	—%	10%
Permanent Items	—%	(1)%	—%
Change in U.S. Tax Rate Applied to Deferred Taxes	(31)%	—%	—%
Incentive Stock Options	(1)%	(2)%	(9)%
Acquisition Related Costs	—%	—%	(3)%
Preferred Stock Warrants	(21)%	—%	—%
Change in valuation allowance	11%	(37)%	(46)%
Credits and Reserves	—%	—%	—%
Other	1%	(1)%	1%
	—%	—%	(1)%

Temporary items that give rise to significant portions of deferred tax assets and liabilities at December 31, 2017 and 2016 are as follows (in thousands):

	December 31,
	2017	2016
Net operating loss carry forwards	$74,890	$85,759
Research & other credits	725	626
Settlement liability	—	1,230
Stock compensation	7,653	7,300
Accrued liabilities	3,028	4,884
Restructuring liability	974	2,424
Other	21	62
Deferred tax assets	87,291	102,285
Fair value of loans	(493)	(1,045)
Net servicing rights	(3,500)	(4,895)
Fixed assets	(73)	(1,226)
Intangible assets	(2,357)	(3,226)
Foreign Earnings	(187)	(270)
Deferred tax liabilities	(6,610)	(10,662)
Net deferred tax assets	80,681	91,623
Valuation allowance	(80,906)	(92,389)
Net deferred tax liabilities	$(225)	$(766)

Prosper has determined that its net deferred tax asset did not satisfy the recognition criteria set forth in ASC Topic 740 and, accordingly, established a full valuation allowance against the net deferred tax asset. The valuation allowance as of December 31, 2017, decreased by $11.5 million to $80.9 million from $92.4 million in the prior fiscal year. Under ASC 740, Accounting for Income Taxes (“ASC Topic 740”), a valuation allowance must be established when it is more likely than not that all or a portion of a deferred tax asset will not be realized. The amount of valuation allowance would be based upon management’s best estimate of Prosper’s ability to realize the net deferred tax assets. A valuation allowance can subsequently be reduced when management believes that the assets are realizable on a more-likely-than-not basis.
The Internal Revenue Code imposes substantial restrictions on the utilization of net operating losses and tax credits in the event of an “ownership change” of a corporation. Accordingly, Prosper’s ability to utilize net operating losses and credit carryforwards may be limited in the future as the result of such an “ownership change.”
Prosper files Federal and various state income tax returns. Prosper has net operating loss carryforwards for both federal and state income tax purposes of approximately $282.2 million and $305.4 million respectively as of December 31, 2017, available to reduce future income subject to income taxes. The federal net operating loss carryforwards will begin to expire in 2025. The state net operating loss carryforwards began expiring in 2017. Prosper has federal and California research and development tax credits of approximately $428 thousand and $450 thousand, respectively. The federal research credits will begin to expire in 2034 and the California research credits have no expiration date.  Prosper also has California enterprise zone credits of $1.1 million that will begin to expire in 2024.
The following table summarizes Prosper’s activity related to its unrecognized tax benefits (in thousands):

	December 31, 2017	December 31, 2016
Balance at January 1,	$913	$913
Decrease related to current year tax position	(801)	—
Balance at December 31,	$112	$913

None of the unrecognized tax benefits would affect Prosper’s effective tax rate if these amounts are recognized due to the full valuation allowance.
Prosper’s policy is to recognize interest and penalties accrued on any unrecognized tax benefits as a component of income tax expense. As of December 31, 2017, Prosper has not incurred any interest or penalties.
All tax returns will remain open for examination by the federal and most state taxing authorities for 3 years and 4 years, respectively, from the date of utilization of any net operating loss carryforwards or research and development credits.

Prosper Funding LLC
Income Taxes [Line Items]
Income Taxes
Income Taxes
Prosper Funding incurred no income tax provision for the year ended December 31, 2017, 2016 and 2015. Prosper Funding is a US disregarded entity and the loss is included in the return of its parent, PMI. Since PMI is in a loss position, not currently subject to income taxes, and has fully reserved its deferred tax asset, the net effective tax rate for Prosper Funding is 0%.